UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 5, 2007

SEMITOOL, INC.
(Exact name of registrant as specified in its charter)

Montana	0-25424	81-0384392
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

655 West Reserve Drive Kalispell, Montana	59901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (406) 752-2107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On June 5, 2007, Semitool, Inc. (the “Company”) executed Amendment No. 3 to Lease Agreement, between Eagle I, LLC and the Company, reducing the rental payments under the Aircraft Lease Agreement, dated January 15, 2004, from $175,000 per month to $100,000 per month. Raymon F. Thompson, the Chairman and CEO of the Company, is the sole shareholder of Eagle I, LLC, which dry leases a Falcon 900 aircraft to the Company on a month-to-month basis.

Item 9.01   Financial Statements and Exhibits.

      (d)  Exhibits:

            Exhibit No.      Description

            Exhibit 10.95   Amendment No. 3 dated June 5, 2007 to Aircraft Lease Agreement dated January 15, 2004.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 6, 2007	SEMITOOL, INC. (Registrant) By: /s/Larry A. Viano —————————————— Larry A. Viano Chief Financial Officer